
DULUTH
TRADING
CO

Investor Presentation

4Q 2016

March 21, 2017

Disclaimer

Forward-Looking Statements

This presentation dated March 21, 2017 includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this presentation, including statements concerning Duluth Holdings Inc.'s (dba Duluth Trading Company) ("Duluth Trading" or the "Company") plans, objectives, goals, beliefs, business strategies, future events, business conditions, its results of operations, financial position and its business outlook, business trends and certain other information herein are forward-looking statements, including its ability to execute on its growth strategies. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "budget," "goals," "potential," "continue," "design," "objective," "would" and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading's current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading's control. Duluth Trading's expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates, and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under "Risk Factors" in Duluth Trading's Annual Report on Form 10-K for the fiscal year ended January 31, 2016 and other factors as may be periodically described in Duluth Trading's subsequent filings with the SEC. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws.

Non-GAAP Measurements

Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA). See Appendix Table "Reconciliation to Adjusted EBITDA," for a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization's operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While the Company's management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company's GAAP financial results and should be read in conjunction with those GAAP results.



ONE TOUGH
SON OF A...

FIRE HOSE®
WORK PANTS

Introduction to Duluth Trading

The Modern, Self-Reliant American Lifestyle

Men and women who are hands-on, value a job well done and are often outdoors for work and hobbies





DULUTH TRADING CO

Duluth Trading Evolution

- **1989** – Invents The Bucket Boss under the company name "Portable Products"



- **1990** – Creates the first trades panel with a group of construction workers, dock hands, cycle riders, hippies and hard-as-nails yahoos



- **1991** – Establishes first headquarters – a refurbished dredge barge in Duluth, MN on Lake Superior



- **1993** – Mails first catalog



- **1996** – Launches website



- **2000** – GEMPLER'S, an agricultural / horticultural supply catalog under the ownership of Steve Schlecht, purchases Duluth Trading
- **2002** – Introduces cure for Plumber's Butt – the Longtail T® Shirt



- **2003** – Introduces heroically tough yet soft Fire Hose® workwear



- **2005** – Introduces Women's Line



- **2008** – Introduces Ballroom® Jeans



- **2010** – Opens first store in Mount Horeb, WI



- **2010** – Introduces Buck Naked™ underwear



- **2011** – Giant Angry Beaver sighted in TV ads nationwide



- **2012** – Opens first outlet in Belleville, WI; Opens Port Washington, WI store



- **2012** – Introduces ® DuluthFlex



- **2013** – Introduces Armachillo® Shirt with Made In The Jade™ Fabric; Opens Bloomington, MN store





- **2014** – Opens Ankeny, IA and Oshkosh, WI stores; Opens Sioux Falls, SD store



- **2014** – Introduces Armachillo® underwear



- **2015** – Introduces Dry on the Fly®; Opens Duluth, MN store; Opens Fridley, MN store





- **2016** – Opens Independence, MO, King of Prussia, PA stores; Opens Manassas, VA store



- **2016** – Opens LaCrosse, WI and Omaha, NE stores; Opens Hoffman Estates, IL and Downers Grove, IL stores



- **2017** – Opens Noblesville, IN store



Legend: Previous ownership (1989–1996) | Under current ownership (2000–2017)

DULUTH TRADING CO

Business Model Overview

Only available at Duluth Trading – complete distribution control of our brand

Suppliers → **Distribution Centers** → **Direct** / **Retail** → **Customers**



China
Thailand
Vietnam
Cambodia
Indonesia



- Owned Distribution Center
- 3 PL Distribution Centers

Website



Call Center



Retail Stores



Track Record of Growth and Profitability

Continuous year-over-year growth every quarter, without exception

Rolling TTM Net Sales



($ in millions)
$450
$300
$150
$0
Q1 2010
Q1 2011
Q1 2012
Q1 2013
Q1 2014
Q1 2015
Q1 2016

- Continuous net sales growth and profitability:

+28%
Net Sales CAGR
from CY2009-FY2016

+42%
Operating Income CAGR
from CY2009-FY2016

DULUTH TRADING CO

DEFEAT
THE HEAT



WITH THE
ARMACHILLO®
SHIRT

Investment Highlights

Differentiated, Everyday Lifestyle Brand

Tough enough for work yet comfortable enough for everyday casual wear

- Create personal connections with our customers who lead the **Modern, Self-Reliant American Lifestyle**
- Workwear heritage is the foundation of our authentic and differentiated brand
- Marketing efforts make our brand synonymous with this lifestyle, validate our authenticity and establish us as a trusted casual wear and workwear provider







Customer Profession[(1)]



100%
75%
50%
25%
0%
Building Trades: 12%
Non-Building Trades: 88%
DULUTH TRADING CO

DULUTH TRADING CO

(1) Based on Internal Company Survey.

Nationwide Customer Presence

U.S. Population



- Nationwide customer base aligned geographically with U.S. population
- Unique ability to know where our customers are through our direct sales channel

Duluth Trading Direct Customers (FY 2016 Net Sales)



Top Three Markets

#1 California

#2 Texas

#3 New York

DULUTH TRADING CO

Source: Internal Company Research.

Omnichannel Presence with Distribution Control

Direct Segment
82% of 4Q 2016 Net Sales; 14% YoY Growth

e-Commerce (83%)



WHAT
AVERAGE
UNDERWEAR
FEELS LIKE
GET BUCK NAKED
GRIPPY LIKE A
BIG BAD BOAR
$39.50
WILD BOAR
MOCS
THE LONG & SHORT OF IT
SHOP SHORTS BY INSEAM

Catalog (17%)



DULUTH TRADING CO
BAD MOON RISING
Catch a Deal!

Retail Segment
18% of 4Q 2016 Net Sales; 106% YoY Growth



17 retail stores[(1)]

Key Benefits

- ✓ Present our brand in a consistent manner
- ✓ Implement controlled pricing strategy
- ✓ Own the relationship with our customers
- ✓ Capture the full margin of our products
- ✓ Reduce logistics complexities and costs

(1) As of March 21, 2017. Includes two outlet stores.

Solution-Based Design

"There are a whole lotta legs, torsos, feet and crotches out there counting on us"

	Buck Naked™ Underwear	Crouch Gusset® Pants	DuluthFlex® Fire Hose® Pants
Problem	 Soggy and restrictive underwear	 Restrictive pants in sensitive areas	 Pants that constrict movement
Solution	 NO PINCH, NO STINK NO SWEAT BUCK NAKED UNDERWEAR Fast-drying, odor-fighting underwear – "no pinch, no stink, no sweat"	 CROUCH WITHOUT THE OUCH BALLROOM JEANS Additional fabric lets our customers "crouch without the ouch"	 CROUCH CLIMB CONQUER COMFORTABLY FLEX FIRE HOSE WORK PANTS GET A PAIR DuluthFlex® – Crouch, Climb, Conquer Comfortably

Humorous and Distinctive Marketing

Gives our products an identity and enhances our brand

- Makes shopping for our products fun with attention-grabbing advertisements that are humorous, irreverent and quirky
- National advertising campaigns feature characters such as our Giant Angry Beaver, Buck Naked™ Guy and Grab-Happy Grizzly
- Storytelling differentiates our products, creates emotional ties with our customers and adds authenticity to our brand and products
- Women's ads feature our women of "grit and substance"





Tony the Diver

- Example of our authentic storytelling
- Tony wears our Fire Hose® work pants over his wetsuit for added protection while working on marine construction




DULUTH
TRADING



Outstanding and Engaging Customer Experience

Treating our customers like next-door neighbors creates loyalty and drives repeat purchases

- Seamless, consistent omnichannel brand experience that makes shopping fun and hassle-free
- Content-rich, user-friendly website designed to provide an enjoyable, informative and efficient shopping experience
- Stores create an inviting and engaging experience with knowledgeable sales associates and hospitality areas
- Demonstrated pride in the heritage of our stores' regions
- Committed to outstanding customer service backed by our unconditional "No Bull Guarantee" and friendly staff

DULUTH TRADING CO.
NO BULL
GUARANTEE
NO HASSLES
NO NONSENSE

Trading Tales

"From the first pair of pants I ordered I knew this was a great company. I have only been extremely satisfied with your products. Recently ordered a huge amount of clothing for my company and the staff was nothing but exceptional. Thanks Duluth."

UNWET
YOUR PANTS



WITH
DRY ON THE FLY®
PANTS & SHORT

Growth Strategy

Growth Strategies

1 Build Brand Awareness to Continue Customer Acquisition

2 Accelerate Retail Expansion

3 Grow Women's Business

4 Broaden Assortment in Select Men's Product Categories



CLIMB
CONQUER
FLEX FIRE HOSE CARPENTER
THE TEES FOR THE Long Haul

DULUTH TRADING CO

Build Brand Awareness to Continue Customer Acquisition

Overall Satisfaction(1)



91%
85%
82%
77%
74%
66%
60%
59%
58%
48%
DULUTH TRADING CO
carhartt
Columbia
L.L.Bean
Levi's
Cabela's
LANDS' END
Eddie Bauer
Lee
Dickies

Aided Brand Awareness

36% of respondents were aware of the Duluth Trading brand but have never purchased our product



67%
36%
31%
99%
9%
90%
98%
16%
82%
95%
32%
63%
94%
36%
58%
92%
29%
63%
89%
32%
57%
83%
19%
64%
82%
41%
41%
72%
24%
48%
DULUTH TRADING CO
Levi's
Lee
L.L.Bean
Eddie Bauer
Dickies
LANDS' END
Columbia
Cabela's
carhartt
Purchased
Aware but Never Purchased

DULUTH TRADING CO

Source: IRI Clothing / Apparel Survey and Duluth Internal Panel, July 2015.

(1) As demonstrated by a score of 6 or 7 in response to the question "How satisfied are you with the overall performance of the following brands?" on a scale from 1-7, where 1=Not at all satisfied and 7=Extremely satisfied.

Accelerate Retail Expansion

Significant white space opportunity to grow our U.S. retail presence

Retail Store Footprint



~100
26-28(2)
16
9
6
4
2013
2014
2015(1)
2016(1)
2017(1)
Store Potential in Identified Markets

- Existing stores profitable in both metropolitan and rural locations across multiple markets
- Identified markets with ~100 locations that have attractive customer and population density metrics
- High concentration of existing Duluth Trading customers and potential customers that fit our brand demographics
- Utilize current customer data from direct segment to help identify new geographies and store locations

New Store Assumptions

- 7,000 to 12,000 selling square feet
- Average payback of less than two years
- $2.0 million to $2.6 million in capital expenditures and starting inventory to open a new store
- Anticipate opening 10-12 stores in 2017 and accelerating the rate of new store openings over the coming years

(1) Includes two outlet stores.
(2) Projected number of stores for 2017.

Flexible Store Development Strategy

Renovated	Build to Suit


FOUNDRY
DULUTH TRADING
DULUTH TRADING


DULUTH TRADING CO

Expanding Retail Footprint

Retail stores designed to bring our brand to life with engaging and entertaining elements

Distinctive Exteriors


DULUTH



Inviting and Engaging In-Store Environments


CROUCH
CLIMB
CONQUER
DULUTH
TRADING
FIRE HOSE


7808

Current Stores (Opening Year)

- Mt. Horeb, WI (2010)
- Belleville, WI (Outlet) (2012)
- Port Washington, WI (2012)
- Bloomington, MN (2013)
- Duluth, MN (2014)
- Fridley, MN (2014)
- Ankeny, IA (2015)
- Oshkosh, WI (Outlet) (2015)
- Sioux Falls, SD (2015)
- La Crosse, WI (2016)
- Omaha, NE (2016)
- Hoffman Estates, IL (2016)
- Downers Grove, IL (2016)
- King of Prussia, PA (2016)
- Manassas, VA (2016)
- Independence, MO (2016)
- Noblesville, IN (2017)

Announced Store Openings



Full Line
Outlet

- Burlington, MA (1Q FY17)
- Macomb, MI (1Q FY17)
- Warwick, RI (1Q FY17)
- West Chester, OH (2Q FY17)
- Pittsburgh, PA (2Q FY17)
- Red Wing, MN (2Q FY17)
- St. Charles, MO (3Q FY17)
- Avon, OH (3Q-4Q FY17)
- Thornton, CO (3Q-4Q FY17)
- Wixom, MI (4Q FY17-1Q FY18)

DULUTH TRADING CO

Grow Women's Business

Expand offering to appeal to a wider range of women and lifestyle needs



- 45% CAGR from CY2012-FY2016 to 21% of Net Sales
- Women have lower awareness of our brand relative to men but report high levels of satisfaction once they have tried our products[(1)]
- Continue to grow through customer acquisition
- Continue to leverage all media channels and increase marketing spend as a percentage of total

DULUTH TRADING CO

(1) IRI Clothing / Apparel Survey, July 2015.

Broaden Assortments in Select Men's Categories

Broaden assortment in categories that exhibit high potential with our Modern, Self-Reliant American Lifestyle


Hidden security pocket
Removable web belt
LIGHTWEIGHT YET TOUGH
CROUCH GUSSET
Lets you squat without compressing your cojones
QUICK-DRY
SUN PROTECTION
built-in UPF 40 tames fierce rays, keeps burns at bay
SWEAT-WICKING FABRIC
powerfully pulls body moisture away, keeping you drier and cooler

- Extend core products through color, fabric and size
- Increase penetration in spring and transitional product (rain, mid-weight jackets, etc.)
- Continue to introduce products that expand occasions for wear

DULUTH TRADING CO

HANDLE



THE

SUITS

Financial Review

Historical Annual Financials

Net Sales


($ in millions)
Direct
Retail
CAGR = 32.1%
$163.1
$10.2
$152.9
$231.9
$23.0
$208.9
$304.2
$37.8
$266.3
$376.1
$66.4
$309.7
2013
2014
2015
2016

Gross Profit


($ in millions)
CAGR = 32.5%
$92.0
$131.0
$173.5
$214.1
2013
2014
2015
2016
Margin
56.4%
56.5%
57.0%
56.9%

Adjusted EBITDA(1)


($ in millions)
CAGR = 32.8%
$17.6
$26.7
$34.0
$41.2
2013
2014
2015
2016
Margin
10.8%
11.5%
11.2%
10.9%

Net Income


($ in millions)
CAGR = 31.8%
$9.3
$14.2
$17.3
$21.3
2013 (2)
2014 (2)
2015 (2)
2016
Margin
5.7%
6.1%
5.7%
5.7%

(1) Adjusted to reflect the add-back of tax related payments from employee stock awards and stock compensation expense.
(2) Pro Forma Net Income - adjusted for a 40% tax rate for comparability purposes. Excludes net income attributable to noncontrolling interest.

Strong Balance Sheet and Liquidity

($ in millions)	As of 29-Jan-17
Cash	$ 24.0
Debt	
Term Loan	0.8
Total Debt	0.8
Total Shareholder's Equity	113.8
Total Capitalization	**$ 114.6**

Commentary

- Strong cash flow from operations supports investments for growth
- $24 million of cash with less than $1 million of debt outstanding(1)
- $40 million undrawn line of credit(1); increases up to $50 million on August 1, 2017
- Fiscal 2017 expected capital expenditures of $31 million to $35 million

(1) As of January 29, 2017

Investment Highlights

1. Large, Addressable Market Opportunity
2. Differentiated, Everyday Lifestyle Brand with Attractive, Loyal Customer Base
3. Omnichannel Presence with Complete Distribution Control
4. Demonstrated Track Record of Growth and Profitability
5. Proven Strategy for Long-Term Growth
6. Seasoned Management Team Driving an Impassioned Culture


DULUTH TRADING CO
BETTER by DESIGN
Our clothing helps you make it through the day
800-505-8888
www.duluthtrading.com

AN OVERALL
IMPROVEMENT



FOR
DOWN-AND-DIRTY
WORK

Appendix

Reconciliation to Adjusted EBITDA

($ in millions)	2013	2014	2015	2016
Net Income	**$ 16.1**	**$ 24.1**	**$ 27.7**	**$ 21.5**
(+) Depreciation & Amoritization	1.2	1.8	2.8	4.7
(+) Interest Expense, net	0.2	0.3	0.3	0.2
(+) Income Tax Expense			1.3	13.5
EBITDA	**$ 17.5**	**$ 26.3**	**$ 32.2**	**$ 39.9**
Adjustments				
(+) Non-Cash Stock Based Compensation Expense	0.1	0.1	0.7	1.2
(+) Payment for a Portion of the Grantees' Tax Liabilities Associated with a Grant of Restricted Stock Awards	-	0.3	1.1	-
Total Adjustments	0.1	0.4	1.8	1.2
Adjusted EBITDA	**$ 17.6**	**$ 26.7**	**$ 34.0**	**$ 41.2**

Note: 2013-2016 financials presented are Fiscal Year ended the Sunday nearest to January 31.

Reconciliation to Pro Forma Net Income

($ in millions)	2013	2014	2015
Income Attributable to Controlling Interest Before Provision for Income Taxes	**$ 15.5**	**$ 23.6**	**$ 28.8**
(-) Provision for Income Taxes [1]	6.2	9.5	11.5
Pro Forma Net Income	**$ 9.3**	**$ 14.2**	**$ 17.3**

The pro forma net income information gives effect to the conversion of the Company to a "C" corporation on November 25, 2015. Prior to such conversion, the Company was an "S" corporation and generally not subject to income taxes. The pro forma net income, therefore, includes an adjustment for income tax expense on the income attributable to controlling interest as if the Company had been a "C" corporation as of February 4, 2013 at an assumed combined federal, state and local effective tax rate of 40%, which approximates the calculated statutory rate for each period. No pro forma income tax expense was calculated on the income attributable to noncontrolling interest because this entity did not convert to a "C" corporation. The pro forma basic and diluted net income per share Class A and Class B common stock is computed using the pro forma net income, as discussed above.

Note: 2013-2015 financials presented are Fiscal Year ended the Sunday nearest to January 31.